EXECUTION VERSION

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 9, 2022 (this “Agreement”), is among AIREIT OPERATING PARTNERSHIP LP (f/k/a BCI IV OPERATING PARTNERSHIP LP), a Delaware limited partnership (the “Borrower”), the other Loan Parties (as defined in the Amended Credit Agreement (defined below)) solely for purpose of Section IV hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Agent”), and the Lenders party hereto.

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to the Third Amended and Restated Credit Agreement, dated as of March 31, 2022 (as amended, restated, modified or supplemented prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as modified hereby and as further amended from time to time in accordance with the terms thereof, the “Amended Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Amended Credit Agreement.

WHEREAS, the Borrower, the Agent, and the Lenders party hereto have agreed to amend the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions precedent set forth in Section III below, as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

A.Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order therein:

“Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made by a Person owning an interest in real estate granting a first-priority Lien on such interest in real estate as security for the payment of Indebtedness.

“Mortgage Backed Securities” means direct or indirect participations in, or direct or indirect participations or investments that are collateralized by and payable from, mortgage loans secured by real property, including, without limitation, mortgage loans utilizing a single asset, single borrower (SASB) structure, commercial mortgage backed securities (CMBS) structure, or commercial real estate collateralized loan obligations (CRE CLOs). Mortgage Backed Securities as used in this Agreement may or may not be issued or guaranteed by the full faith and credit of the U.S. government.

“Mortgage Receivable” means a loan or advance in respect of which any member of the Consolidated Group is the lender and that is secured by a Mortgage in favor of such lender.

B.The definition of “Debt Instrument” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Debt Instrument” means any instrument evidencing a debt, including

Mortgage Receivables, mezzanine notes, second lien loans, preferred equity investments and B notes,

but excluding Exchange Debt Investments, Mortgage Backed Securities, REIT preferred securities and REIT debt securities.

C.The definition of “Total Asset Value” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clauses (v) and (vi) thereof in their respective entireties as follows:

“(v) investments in Debt Instruments (based on current book value) of any member of the Consolidated Group, Exchange Debt Investments (based on current book value) of any member of the Consolidated Group and REIT stocks, REIT preferred securities, REIT debt securities or Mortgage Backed Securities (in each case based on current market value) of any member of the Consolidated Group; provided that no Exchange Debt Investment shall be included under this clause if it relates to an Exchange Property already included in the calculation of Total Asset Value; plus (vi) an amount equal to the Consolidated Group Pro Rata Share of investments in Debt Instruments, Exchange Debt Investments, REIT stocks, REIT preferred securities, REIT debt securities and Mortgage Backed Securities (in each case based on values described in clause (v) above) owned by Unconsolidated Affiliates, any Exchange Fee Titleholder or any Exchange Property Owner;”

D.The definition of “Total Secured Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“For the avoidance of doubt, repurchase obligations (relating to debt or equity investments) shall be included in Total Secured Indebtedness.”

E.The definition of “Total Unencumbered Property Pool Value” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Total Unencumbered Property Pool Value” means, as of any date of calculation, the aggregate, without duplication, of: (a) the Unencumbered Property Values of all Unencumbered Properties; plus (b) an amount equal to one hundred percent (100%) of the then current book value of each Exchange Debt Investment, provided that such Exchange Debt Investment is not subject to any Liens or encumbrances and so long as the Exchange Property Investor with respect to such Exchange Debt Investment is not delinquent thirty

(30) days or more in any payment of interest or principal payments thereunder; plus (c) the amount in excess of $10,000,000 of the total of (i) all Unrestricted Cash and Cash Equivalents, plus (ii) the amount of Eligible Cash 1031 Proceeds resulting from the sale of Unencumbered Properties; plus (d) an amount equal to one hundred percent (100%) of the then current book value of each Debt Instrument owned by a member of the Consolidated Group, provided that such Debt Instrument is not subject to any Liens or encumbrances and so long as the borrower with respect to such Debt Instrument is not delinquent thirty

(30) days or more in any payment of interest or principal payments thereunder.

F.The definition of “Unencumbered Interest Coverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Unencumbered Interest Coverage Ratio” means, at any time, (a)

Unencumbered Property NOI for the most recent quarter plus interest income from Exchange Debt Investments and Debt Instruments (including without limitation Mortgage Receivables), annualized, divided by (b) Unsecured Interest Expense for the immediately preceding calendar quarter, annualized.

G.	Section 6.04 of the Credit Agreement is hereby amended by (i) amending and restating clauses (d) through (f) thereof with the following clauses (d) through (g), and (ii) replacing each reference to “clauses (a) through (f)” in the first and last sentences thereof with the text “clauses
(a)	through (g)”:

(d)	Debt Instruments up to ten percent (10%) of Total Asset Value;

(e)Exchange Debt Investments up to twelve and one half percent (12.5%) of Total Asset Value;

(f)REIT stocks, REIT preferred securities, REIT debt securities and Mortgage Backed Securities up to ten percent (10%) of Total Asset Value; and

(g)Ownership of Assets Under Development (which for this purpose shall be the book value plus the budgeted cost to complete) up to ten percent (10%) of Total Asset Value.

H.Section 6.12(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)Minimum Unencumbered Interest Coverage Ratio. Not permit the Unencumbered Interest Coverage Ratio to be less than 1.75:1.00.”

I.Section 6.12(c) of the Credit Agreement is hereby amended by amending and restating clauses (x) and (xi) thereof with the following clauses (x) through (xii):

(x)The Total Unencumbered Property Pool Value attributable to (A) Debt Instruments shall not exceed ten percent (10%) and (B) Debt Instruments other than Mortgage Receivables shall not exceed seven and one half percent (7.5%), and any amount in excess of ten percent (10%) or seven and one half percent (7.5%), respectively, shall be disregarded for purposes of determining Total Unencumbered Property Pool Value, but shall not constitute a Default hereunder.

(xi)Investments of the type described in clauses (vi) through (x) above shall not exceed an aggregate of thirty percent (30%) of Total Unencumbered Property Pool Value (determined after giving effect to any deductions for amounts that exceed the thresholds described in clauses (vi) through (x) above), and any amount in excess of such thirty percent (30%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder.

(xii)No more than ten percent (10%) of Total Unencumbered Property Pool Value may be attributable to Unencumbered Properties that are leased pursuant to Tax Incentive Lease Agreements (as opposed to being owned in fee simple by the Borrower or a Subsidiary Guarantor), and any amount in excess of ten percent (10%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder.

II.REPRESENTATIONS. The Borrower, on its own behalf and on behalf of the other

Loan Parties, hereby represents, warrants and confirms that (A) the representations and warranties in Article III of the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and the representations and warranties contained in Section 3.04 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 5.01 of the Amended Credit Agreement, and (B) immediately before and after giving effect to this Agreement on the date hereof, no Default or Event of Default exists.

III.CONDITIONS TO EFFECTIVENESS. This Agreement will become effective on the first date (such date, the “First Amendment Effective Date”) on which each of the following conditions is satisfied:

A.The Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, Required Lenders and the Agent.

B.The Agent shall have received a certificate of the Borrower, in form and substance reasonably satisfactory to the Agent, signed by a Financial Officer of the Borrower and dated as of the First Amendment Effective Date, certifying that (i) the representations and warranties contained in Article III of the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and the representations and warranties contained in Section 3.04 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections

(a) or (b), as applicable, of Section 5.01 of the Amended Credit Agreement, (ii) no Default or Event of Default exists, and (iii) attached thereto are pro forma calculations of the financial covenants set forth in Section 6.11 of the Amended Credit Agreement and the Borrowing Base Covenants (which pro forma calculations may, in each case, take into account, among other things, the straight line rent treatment of any free rent periods for all leases that have commenced as of the First Amendment Effective Date), in each case for the fiscal quarter of Borrower ending June 30, 2022.

C.The Agent shall have received all reasonable fees and other amounts due and payable by the Borrower to the Agent on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Amended Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

D.The Agent shall have received all information reasonably requested by the Agent or any Lender regarding the Borrower, the other Loan Parties, and the Trust in order to comply with the Patriot Act and similar “know your customer” requirements of the Agent and the Lenders.

E.As of the date hereof, both immediately before and immediately after entering into this Agreement, no Default or Event of Default exists.

The Agent will promptly notify the Borrower in writing of the occurrence of the First Amendment

Effective Date.

IV.CONFIRMATION OF GUARANTY. Each Loan Party (a) confirms its obligations under the Guaranty or Subsidiary Guaranty, as applicable, (b) confirms that its obligations under the Amended Credit Agreement constitute “Obligations” (as defined in the Amended Credit Agreement), (c) confirms its guarantee of the Obligations under the Guaranty or Subsidiary Guaranty, as applicable, (d) confirms that its obligations under the Amended Credit Agreement are entitled to the benefits of the guarantee set forth in the Guaranty or Subsidiary Guaranty, as applicable and (e) agrees that the Amended Credit Agreement is the “Credit Agreement” under and for all purposes of the Guaranty and Subsidiary Guaranty, as applicable. Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect.

V.MISCELLANEOUS.

A.Each party hereto agrees that, except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.

B.On and after the date hereof, references in the Amended Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.

C.This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

D.This Agreement shall be construed in accordance with and governed by the law of the State of New York. Section 9.09 of the Amended Credit Agreement is incorporated herein by reference, mutatis mutandis.

E.Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

F.The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to (i) any document to be signed by any Lender, Titled Agent, Issuing Bank or Swingline Lender (collectively, the “Lender Parties”), in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form; and (ii) any document to be signed by the Borrower or any other Loan Party in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature of such Lender Party, the Borrower or other Loan Party, or the use of a paper-based recordkeeping system with respect to such Lender Party, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Agent is under no obligation to agree to accept electronic signatures from any Lender Party, the Borrower or other Loan Party in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided further that, upon the request of the

Administrative Agent, any such electronic signature shall be followed by a manually executed version thereof. Each of the undersigned hereby

(i) agrees that, for all purposes, electronic images of this Amendment (including with respect to any of the Lender Parties’ signature pages thereto) shall have the same legal effect, validity, admissibility into evidence and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity, admissibility into evidence or enforceability of this Agreement based solely on the lack of paper original copies hereof, including with respect to any of the Lender Parties’ signatures hereto.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

AIREIT OPERATING PARTNERSHIP LP, a Delaware limited partnership
By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner
By:	/s/ SCOTT SEAGER
Name:	Scott Seager
Title:	Principal, Chief Financial Officer and Treasurer

ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC., a Maryland corporation
By:	/s/ SCOTT SEAGER
Name:	Scott Seager
Title:	Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:

AIREIT 101 CORPORA TE IC LLC

AIREIT 1201 LOGISTICS WAY LLC

AIREIT BOLINGBROOK LC I LLC

AIREIT BOLINGBROOK LC II LLC

AIREIT CHICAGO INDUSTRIAL CENTER LLC

AIREIT CROSSROADS DC I LLC

AIREIT CROSSROADS DC II LLC

AIREIT ELGIN INDUSTRIAL CENTER LLC

AIREIT ENTERPRISE IC LLC

AIREIT HOAGLAND DC LLC

AIREIT I-465 EAST LC LLC

AIREIT I-80 LOGISTICS CENTER LLC

AIREIT INNOVATION CORPORATE PARK LLC

AIREIT MEDLEY 104 IC LLC

AIREIT REMINGTON IC LLC

AIREIT TECHNOLOGY IC LLC

AIREIT TRADEPORT LC LLC

BCI IV 355 LOGISTICS CENTER LLC

BCI IV 7A DC II LLC

BCI IV 7A DC LLC

BCI IV AIR COMMERCE CENTER LLC

BCI IV AIRPARK INTERNATIONAL LOGISTICS CENTER LLC

BCI IV AURORA CORPORATE CENTER LLC

BCI IV AVENUE B INDUSTRIAL CENTER LLC

BCI IV CALIFORNIA BUSINESS CENTER LLC

BCI IV CARLSTADT IC LLC

BCI IV COMMERCE FARMS LOGISTICS CENTER LLC

BCI IV EAGLEPOINT LC LLC

BCI IV EXECUTIVE AIRPORT DC III LLC

BCI IV GREATER BOSTON IC I LLC

BCI IV GREATER BOSTON IC II LLC

BCI IV HEBRON LC LLC

BCI IV I-24 IC LLC

BCI IV LAKEWOOD LOGISTICS CENTER I LLC

BCI IV LAKEWOOD LOGISTICS CENTER V LLC

BCI IV LIMA DC LLC

BCI IV MADISON DC LLC

By:AIREIT Operating Partnership LP,

a Delaware limited partnership,

the sole member of each of the foregoing entities

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name: Scott Seager

Title: Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV RICHMOND LOGISTICS CENTER LLC

BCI IV RIGGS HILL INDUSTRIAL CENTER LLC

BCI IV SAN ANTONIO LOGISTICS CENTER LLC

BCI IV SILICON VALLEY IC LLC

BCI IV SOUTHPARK CC I LLC

BCI IV SOUTHPARK CC II LLC

BCI IV WESTLAKE LC LLC

BCI IV WINDWARD RIDGE BC LLC

IPT AVENEL DC URBAN RENEWAL LLC

By:AIREIT Operating Partnership LP,

a Delaware limited partnership,

the sole member of each of the foregoing entities

By: Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

AIREIT 350 LOGISTICS CENTER LLC

AIREIT BLUFF ROAD LC LLC

AIREIT DECATUR DC LLC

AIREIT STATELINE DC LLC

AIREIT THOMPSON MILL IC LLC

By:AIREIT TRS Holdco LLC,

a Delaware limited liability company,

its sole member

By:AIREIT TRS Corp.,

a Delaware corporation,

its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By: /s/ SCOTT SEAGER

Name:Scott Seager

Title: Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

AIREIT 4 STUDEBAKER CC LP,

a Delaware limited partnership

By:AIREIT 4 Studebaker CC GP LLC,

a Delaware limited liability company,

its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

AIREIT FORT WORTH DC LP,

a Delaware limited partnership

By:AIREIT Fort Worth DC GP LLC,

a Delaware limited liability company,

its general partner

By:AIREIT TRS Holdco LLC,

a Delaware limited liability company,

its sole member

By:AIREIT TRS Corp.,

a Delaware corporation,

its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

AIREIT GARLAND DC LP,

a Delaware limited pa1tnership

By:AIREIT Garland DC GP LLC,

a Delaware limited liability company,

its general partner

By:AIREIT TRS Holdco LLC,

a Delaware limited liability company,

its sole member

By:AIREIT TRS Corp.,

a Delaware corporation,

its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

AIREIT INDUSTRY CC LP,

a Delaware limited partnership

By:AIREIT Industry CC GP LLC,

a Delaware limited liability company,

its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

AIREIT SKYLINE DC LP,

a Delaware limited partnership

By:AIREIT Skyline DC GP LLC,

a Delaware limited liability company,

its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

AIREX PORTFOLIO V TRS LLC,

a Delaware limited liability company

By:Ares Industrial Real Estate Exchange LLC,

a Delaware limited liability company,

its sole member

By:AIREIT TRS Corp.,

a Delaware corporation,

its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV PORT 146 DC LP,

a Delaware limited partnership

By:BCI IV Port 146 DC GP LLC,

a Delaware limited liability company,

its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV PALM BEACH CC LLC

BCI IV POMPANO IC LLC

BCI IV TRADE ZONE IC LLC

BCI IV CHICAGO IC LLC

BCI IV UPLAND DC LLC

BCI IV SALT LAKE CITY DC LLC

BCI IV SALT LAKE CITY DC II LLC

BCI IV KENT IP LLC

BCI IV RENTON DC LLC

BCI IV WEST VALLEY DC II LLC

BCI IV AUBURN 167 IC LLC

BCI IV TACOMA CC LLC

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company,

the sole member of each of the foregoing entities

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV AIRPORT IC LP,

a Delaware limited partnership

By:BCI IV Airport IC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV MONTE VISTA IC LP,

a Delaware limited partnership

By:BCI IV Monte Vista IC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV EXECUTIVE AIRPORT DC II LLC,

a Delaware limited liability company

By:BCI IV BR LLC,

a Delaware limited liability company, its sole member

By:BCI IV Executive Airport DC II Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV MARIGOLD DC LP,

a Delaware limited partnership

By:BCI IV Marigold DC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV INTERMODAL LOGISTICS CENTER LP,

a Delaware limited partnership

By:BCI IV Intermodal Logistics Center GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV MIRALOMA IC LP,

a Delaware limited partnership

By:BCI IV Miraloma IC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV NELSON INDUSTRIAL CENTER LP,

a Delaware limited pa11nership

By:BCI IV Nelson Industrial Center GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV RANCHO CUCAMONGA BC LP,

a Delaware limited partnership

By:BCI IV Rancho Cucamonga BC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland Corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV BRODHEAD DC LLC,

a Delaware limited liability company

By:BCI IV Brodhead DC Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV LAPORTE DC LP,

a Delaware limited partnership

By:BCI IV LaPorte DC GP LLC,

a Delaware limited liability company, its general partner

By:BTC I REIT B LLC,

a Delaware limited liability company, its sole member

By:IPT BTC I GP LLC,

a Delaware limited liability company, its manager

By:AIREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV IRON RUN DC II LLC,

a Delaware limited liability company

By:BCI IV Iron Run DC II Holdco LLC,

a Delaware limited liability company, its managing member

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV MECHANICSBURG DC LLC,

a Delaware limited liability company

By:BCI IV Mechanicsburg DC Holdco LLC,

a Delaware limited liability company, its managing member

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV STOCKTON DC II LP,

a Delaware limited partnership

By:BCI IV Stockton DC II GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV STOCKTON INDUSTRIAL CENTER LP,

a Delaware limited partnership

By:BCI IV Stockton Industrial Center GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV TRACY DC LP,

a Delaware limited partnership

By:BCI IV Tracy DC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV TRACY DC II LP,

a Delaware limited partnership

By:BCI IV Tracy DC II GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV ETIWANDA IC LP,

a Delaware limited partnership

By:BCI IV Etiwanda IC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV VALENCIA IC LP,

a Delaware limited partnership

By:BCI IV Valencia IC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV STONEWOOD LOGISTICS CENTER LLC,

a Delaware limited liability company

By:BCI IV Stonewood LC Holdco LLC,

a Delaware limited liability company, its sole and managing member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV COLONY CROSSING LP,

a Delaware limited partnership

By:BCI IV Colony Crossing GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV MONUMENT BP LP,

a Delaware limited partnership

By:BCI IV Monument BP GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:/s/ SCOTT SEAGER

Name:Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender
By:	/s/ CRAIG V. KOSHKARIAN
Name:	Craig V. Koshkarian
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION,AS ADMINISTRATIVE AGENT

Name of Institution: Eastern Bank, as a Lender
By:	/s/ JARED H. WARD
Name:	Jared H. Ward
Title:	Senior Vice President

[If second signature block is necessary]
By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION,AS ADMINISTRATIVE AGENT

Name of Institution: ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ MITCHELL VEGA
Name:	Mitchell Vega
Title:	Senior Vice President

REGIONS BANK, as a Lender
By:	/s/ GHI S. GAVIN
Name:	Ghi S. Gavin
Title:	Senior Vice President

Truist Bank, as a Lender
By:	/s/ CHRISTOPHER D. DANIELS
Name:	Christopher D. Daniels
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION,AS ADMINISTRATIVE AGENT

Name of Institution: GOLDMAN SACHS BANK USA, as a Lender
By:	/s/ KESHIA LEDAY
Name:	Keshia Leday
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION,AS ADMINISTRATIVE AGENT

THE HUNTINGTON NATIONAL BANK, as a Lender
By:	/s/ ERIN L. MAHON
Name:	Erin L. Mahon
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION,AS ADMINISTRATIVE AGENT

Name of Institution: Bank of America, N.A., as a Lender
By:	/s/ KYLE PEARSON
Name:	Kyle Pearson
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION,AS ADMINISTRATIVE AGENT

U.S. Bank National Association, as a Lender
By:	/s/ TRAVIS MYERS
Name:	Travis Myers
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION,AS ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ RYAN DEMPSEY
Name:	Ryan Dempsey
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION,AS ADMINISTRATIVE AGENT

Name of Institution: Zions Bancorporation, N.A., dba Vectra Bank Colorado, as a Lender
By:	/s/ H. SHAW THOMAS
Name:	H. Shaw Thomas
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION,AS ADMINISTRATIVE AGENT

Name of Institution: Pinnacle Bank, a Tennessee Bank, as a Lender
By:	/s/ J. PATRICK DAUGHERTY
Name:	J. Patrick Daugherty
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION,AS ADMINISTRATIVE AGENT

Name of Institution: CITIBANK, N.A., as a Lender
By:	/s/ SCOTT DUNLEVIE
Name:	Scott Dunlevie
Title:	Authorized Signatory

[If second signature block is necessary]
By:
Name:
Title: